WCM Focused International Equity Fund

Investor Class Shares: WLIVX

Institutional Class Shares: WCMVX

A series of Investment Managers Series Trust

Supplement dated October 8, 2025, to the

Summary Prospectus dated April 30, 2025.

Rob Quirk has been added as a portfolio manager to the WCM Focused International Equity Fund (the “Fund”). Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The section “Portfolio Manager” on page 7 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The portfolio management team is comprised of Andrew Wiechert, Portfolio Manager, Drew French, Portfolio Manager, and Rob Quirk, Portfolio Manager. Mr. Wiechert has served as a portfolio manager of the Fund since its inception on June 29, 2020. Mr. French has served as a portfolio manager of the Fund since December 31, 2020. Mr. Quirk has served as a portfolio manager of the Fund since June 30, 2025. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.